UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2008

AMERICAN COMMUNITY NEWSPAPERS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32549	20-2521288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14875 Landmark Blvd., Suite 110, Addison, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 628-4080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Forward-Looking Statements

Statements made in this Current Report, other than those concerning historical information, may be considered forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including but not limited to, the possibility that Amex may reject the Registrant’s requests and compliance plan and, as a result, delist the Registrant’s securities, as described below; that the uncertainties preventing the Registrant from filing its Quarterly Report, as decribed below, will not be resolved within the necessary time period; and that the Registrant may not be able to file its Quarterly Report on a timely basis for other reasons, or otherwise comply with Amex listing requirements, which may also result in the delisting of the Registrant's securities. Please refer to our Securities and Exchange Commission filings for further risks and uncertainties. Capitalized terms used in this paragraph, but not defined herein, have the meanings ascribed to them below.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2008, American Community Newspapers Inc. (the “Registrant”), received a written notice (the “Notice”) from the American Stock Exchange (“Amex”) indicating that, as a result of the Registrant’s failure to file with the Securities and Exchange Commission (the “Commission”) the Registrant’s quarterly report on Form 10-Q for the quarter ended June 29, 2008 (the “Quarterly Report”), the Registrant is not in compliance with the Amex conditions for continued listing set forth in Sections 134 and 1101 of the Amex Company Guide. Sections 134 and 1101 of the Amex Company Guide require the Registrant to make, on a timely basis, all filings with the Commission required by the Securities Exchange Act of 1934, as amended.

As set forth in its Current Report on Form 8-K, filed on August 21, 2008, the Registrant has been unable to complete the preparation of its Quarterly Report due to uncertainties related to impairment of the value of certain of its intangible assets, including goodwill. The Registrant plans to file its Quarterly Report promptly after it becomes possible to measure and recognize the impact of such uncertainties on our financial statements and our independent public accountant has completed a review of its interim financial statements.

In order to maintain its Amex listing, the Registrant must submit a plan to Amex by September 4, 2008 advising Amex of the action the Registrant has taken, or will take, to bring the Registrant into compliance by no later than November 19, 2008. If the plan is accepted by Amex, the Registrant will remain listed and be subject to periodic review to determine whether it is making progress consistent with the plan.

If the Registrant does not submit a plan to Amex, or submits a plan that is not accepted, it will be subject to delisting proceedings. Furthermore, if the plan is accepted but the Registrant is not in compliance with the continued listing standards by November 19, 2008, or does not make progress consistent with the plan during this period, the Amex staff will initiate delisting proceeding as appropriate. The Registrant may appeal a staff determination to initiate delisting proceedings.

The Registrant issued a press release on August 22, 2008, disclosing receipt of the Notice. The press release is attached hereto as Exhibit 99.1. The information contained therein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2008, the Registrant’s board of directors (“Board”) appointed David J. Kosofsky, age 45, as the Registrant’s chief financial officer, effective on August 25, 2008. Mr. Kosofsky also will serve as the chief financial officer of the Registrant’s operating subsidiary, American Community Newspapers LLC.

From October 2005 until August 2008, Mr. Kosofsky served as Chief Financial Officer of ASSA ABLOY Hospitality, Inc., an international provider of security solutions for the hotel industry and a subsidiary of a $5 billion publicly traded Swedish corporation, where he led the financial turnaround during a fast-growth phase. Mr. Kosofsky was responsible for the finance, accounting, IT and legal functions. During his almost three years with ASSA ABLOY, Mr. Kosofsky implemented an ERP system, financial controls and procedures, including budgetary and inventory controls. From April 1998 to October 2005, Mr. Kosofsky worked as a director in various financial roles at BancTec, Inc., a hardware, software and services company, including as Director of Corporate Finance, Director of Accounting Services and Director of Internal Audit / Corporate Compliance Officer. From July 1989 to April 1998, Mr. Kosofsky worked as an internal auditor and special projects analyst for Belo Corporation where he had broad exposure to the operational and financial functions of several newspapers. Mr. Kosofsky is a Certified Public Accountant and holds Master’s and Bachelor’s degrees in Accounting from the University of North Texas.

In connection with his appointment, Mr. Kosofsky entered into an employment agreement with the Registrant. Under the employment agreement, Mr. Kosofsky will receive a base annual salary of $185,000 per year, to be reviewed annually by the Board’s compensation committee. Commencing with the 2009 calendar year, Mr. Kosofsky will be eligible to receive a performance bonus of up to an additional $70,000 annually, based on ACN’s performance and the achievement of key objectives to be established by the Board.

Mr. Kosofsky’s employment is for no definite period. His employment may be terminated because of his death or disability or by the Registrant for “cause” (as defined in the employment agreement) or by Mr. Kosofsky for “good reason” (as defined in the employment agreement). The Registrant may also terminate his employment without “cause.” If employment is terminated by Mr. Kosofsky for good reason or by the Registrant without cause, Mr. Kosofsky will be entitled to continue to be paid, as a severance payment, his base salary and a pro-rata targeted bonus for one year, subject to termination of such payment if he breaches the non-competition, inventions or confidentiality provisions of the employment agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

99.1	Press release dated August 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2008
AMERICAN COMMUNITY NEWSPAPERS INC.

By:	/s/ Eugene M. Carr
	Name:	Eugene M. Carr
	Title:	Chairman, President and Chief Executive Officer